NATIONWIDE MUTUAL FUNDS

Nationwide Bailard Cognitive Value Fund	Nationwide Geneva Small Cap Growth Fund
Nationwide Bailard Technology & Science Fund	Nationwide Long/Short Equity Fund
Nationwide Diamond Hill Large Cap Concentrated Fund	Nationwide Loomis All Cap Growth Fund
(formerly, Nationwide Large Cap Equity Fund)	Nationwide Small Company Growth Fund
Nationwide Dynamic U.S. Growth Fund	Nationwide U.S. Small Cap Value Fund
(formerly, Nationwide Growth Fund)	Nationwide WCM Focused Small Cap Fund
Nationwide Fund	Nationwide Ziegler Equity Income Fund
Nationwide Geneva Mid Cap Growth Fund

Supplement dated August 12, 2019
to the Prospectus dated February 28, 2019

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Nationwide U.S. Small Cap Value Fund

Effective immediately, the Prospectus is amended as follows:

The following paragraph is added to the “How the Funds Invest” section immediately following the fourth paragraph under the heading “Principal Investment Strategies” on page 69 of the Prospectus:

The subadviser may consider a small-cap company’s investment characteristics with respect to other eligible companies when making investment decisions and may exclude a small-cap company when the subadviser determines it to be appropriate. In assessing a company’s investment characteristics, the subadviser may consider ratios such as recent changes in assets or book value scaled by current assets or book value. Under normalcircumstances, the Fund will seek to limit such exclusion to no more than 5% of the eligible small-cap company universe in each country in which the Fund invests.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE